UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2016

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	None	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN 55402

(Address of principal executive offices) (Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

Stock Buyback Program

The Board of Directors of GWG Holdings, Inc. authorized a stock buyback program, to be effective February 25, 2016 and pursuant to which GWG Holdings may, from time to time, purchase shares of its common stock for an aggregate repurchase price of up to $2,000,000. Stock buybacks may be executed through various means, including through the open market and privately negotiated transactions. The stock buyback program does not have an expiration date and does not obligate GWG Holdings to purchase any shares.

On February 25, 2016, GWG Holdings issued a press release relating to the matters discussed in this report. A copy of this press release is included with this report as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(d)   Exhibits.

99.1	Press Release dated February 25, 2016.

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 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: February 26, 2016	By:	/s/ Jon Sabes
Jon Sabes
Chief Executive Officer

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EXHIBIT INDEX

99.1	Press Release dated February 25, 2016.

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